UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Treasury Money Fund	May 31, 2021
PRTXX	Investor Class
TRGXX	I Class
TRZXX	Z Class

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■	Short-term Treasury yields remained suppressed by the Federal Reserve’s ultra-loose monetary policy, while intermediate- and long-term rates rose substantially amid stronger economic growth expectations and inflation concerns.

■	The U.S. Treasury Money Fund posted flat returns for the 12-month reporting period and performed in line with its Lipper peer group index. The U.S. Treasury Long-Term Index Fund registered firmly negative total returns due to the rise in longer-term yields, as did the U.S. Treasury Intermediate Index Fund, to a lesser extent. Both index funds performed in line with their respective benchmarks but delivered mixed results versus their Lipper peer group average.

■	While the longer-run path of interest rates appears to be headed higher amid robust economic growth, we see potential for Treasury yields to stay range-bound in the coming months.

■	Specifically, we feel that yields could be restrained through the summer by speculation regarding the timing of an expected drawdown in the Federal Reserve’s asset purchases, and by investor uncertainty over whether strong economic growth and inflation will carry into the second half of this year.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during your fund’s fiscal year, the 12-month period ended May 31, 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the rollout of coronavirus vaccines, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 50% range were common across developed and emerging markets. The large-cap S&P 500 Index gained 40% for the 12-month period and finished up nearly 25% above where it stood just before the pandemic roiled markets early last year.

Market leadership shifted during the period as successful vaccine trials in November spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic. Value shares rebounded and outperformed their growth counterparts for the reporting period, and sector leaders also changed. Within the S&P 500, financial stocks produced strong gains as banks benefited from rising longer-term interest rates, and the materials and the industrials and business services sectors outperformed amid higher commodity prices and a rebound in economic growth. Energy stocks, which had negative results in the first half of our reporting period, staged a strong recovery as oil prices rallied to their highest level in more than two years. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, produced more modest gains later in the period.

Outside the U.S., emerging markets generally outpaced stocks in developed markets. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the American Rescue Plan Act into law in March, a $1.9 trillion program that included direct payments of up to $1,400 to most Americans. The Federal Reserve kept its short-term lending rate near zero, and policymakers emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Economic news was also generally positive. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020.

Meanwhile, overall profits for companies in the S&P 500 rose by roughly 52% versus the year before in the first quarter, according to FactSet—the best showing since late 2009.

Inflation data drew increasing attention later in the period as investors tried to assess the impact of higher prices on the broader economy as well as the chance that an overheating economy might lead the Fed to start rolling back its accommodative monetary policies earlier than expected. The central bank’s preferred inflation measure, the core personal consumption expenditures price index, increased 3.1% in the year ended in April, the biggest increase in nearly three decades and above the Fed’s 2% inflation target. However, Fed policymakers stressed that the increase in inflation was a temporary result of the economic recovery and that they remain committed to accommodative policy.

As expected—since higher prices erode the value of the fixed payments provided by bonds—rising inflation concerns were more evident in the fixed income market than in equities. Yields of longer-term Treasuries surged during the first quarter of 2021 as inflation expectations increased, weighing on returns for the sector. (Bond prices and yields move in opposite directions.) High yield bonds, which are less sensitive to interest rate changes, produced strong results, though, and investment-grade corporate bonds also performed well amid solid corporate fundamentals. Mortgage-backed securities, despite considerable Fed support during the period, had negative results amid uncertainty regarding when the central bank would begin tapering its asset purchases.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and in some areas, there are clear signs of speculation. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Money market yields remained extremely low, as the Federal Reserve (Fed) kept its policy interest rate at ultra-low levels. The U.S. Treasury Money Fund returned 0.01% over the 12 months ended May 31, 2021, compared with 0.02% for its Lipper peer group index. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Despite improvement in the labor market and growing concerns among investors over inflation, Fed officials sent mostly dovish signals about monetary policy throughout the period. Fed Chair Jerome Powell and other key policymakers stated repeatedly that inflation pressures are likely “transitory,” and the Fed’s most recent economic projections indicated little probability of interest rate hikes until at least 2023. The central bank also maintained its existing pace of asset purchases.

The Fed’s continued buying of Treasury securities placed downward pressure on money market yields. Additionally, a decrease in the Treasury Department’s cash balance—due to disbursements of stimulus checks from its general account—and efforts by some banks to slow deposit growth contributed to a substantial influx of cash into government money funds.

With strong demand for short-term securities and a limited supply of Treasury bills (T-bills), general collateral in the overnight repurchase agreement (repo) market traded at slightly negative rates at times. Consequently, near the end of the reporting period, an increasing number of market participants elected to place their cash with the Fed through its reverse repo facility, which offered a 0% interest rate.

T-bill yields broadly declined in this environment. The yield on the 90-day T-bill slid from 0.14% to 0.01% over the past 12 months, while the rate for six-month maturities fell from 0.18% to 0.03%. Further along the maturity spectrum, the one-year T-bill yield decreased from 0.17% to 0.05% during the period.

How is the fund positioned?

As a government money fund, the portfolio is required to invest almost exclusively in Treasury bills and other securities backed by the full faith and credit of the U.S. government. The fund is not subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied to nongovernment money funds during times of severe redemption activity.

With money market interest rates hovering just above 0%, we continued to focus on money market securities with longer maturities in an attempt to preserve the portfolio’s yield. Relative to one- to seven-day repos available for purchase, we believed that longer-term Treasury securities offered more attractive yields. As a result, the fund’s weighted average maturity remained tilted toward the long end of the allowed range (60-day maximum), concluding May 31, 2021, at 49 days.

As of the period end, the fund invested approximately 70% of its net assets in T-bills, with a much smaller allocation to repos fully collateralized by Treasury securities.

What is portfolio management’s outlook?

In response to the stress in certain funding markets at the onset of the coronavirus pandemic in March 2020, the SEC is contemplating another round of reforms and rule changes for money market funds—it would be the third since a certain money fund in the industry “broke the buck” during the 2008 global financial crisis. While we do not know which proposals are likely to be implemented, we do believe the regulatory landscape for money funds could become more complex. We will closely monitor the reform efforts in the months ahead.

Given the heightened economic uncertainty and the Fed’s revised approach regarding inflation, we believe that the Fed is likely to keep short-term interest rates extremely low for the next several years. To balance our positions in money market securities with longer average maturities, the portfolio maintains a high degree of liquidity with very short-term securities. As always, our focus remains on principal stability and on investments with the highest credit quality.

U.S. TREASURY INTERMEDIATE INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Intermediate Index Fund returned -2.46% over the reporting period compared with -2.48% for its benchmark, the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index. The fund outperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum. (Returns for I and Z Class shares varied, reflecting their different fee structures and the recent inception of the Z Class. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The U.S. economy rebounded from a deep recession at the onset of the coronavirus pandemic, enabling intermediate- and long-term Treasury rates to rise from depressed levels. In addition, the rapid development and distribution of coronavirus vaccines, provision of more fiscal stimulus, and consistently dovish messaging from the Federal Reserve (Fed) led market participants to upsize their expectations for economic growth and inflation, further supporting a sell-off in nominal Treasuries that hurt the fund’s absolute returns.

In this environment, our modest adjustments to the fund’s duration—a key measure of its sensitivity to interest rate changes—supported performance versus the benchmark. We occasionally positioned the fund’s duration posture based on our forecasts for higher interest rates, which generally added value as yields on intermediate- and long-maturity Treasuries trended upward. However, this contribution was mitigated somewhat toward the end of the period as yields pulled back from their recent highs, influencing our subsequent decision to adjust to a neutral duration stance. In addition, we generally managed the fund to reflect our expectations for a steeper Treasury curve. This positioning aided results as two-year yields inched downward over the period while 10-year yields surged higher.

We initiated a tactical allocation to Treasury inflation protected securities (TIPS) in late 2020 and increased our exposure over the following months, which benefited relative returns. Namely, encouraging economic data, higher commodity prices, and indications that Fed policy would remain accommodative for several more years helped fuel an extended streak of outperformance for TIPS compared with nominal Treasuries, as did higher-than-expected consumer prices late in the period.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) struggled during the period due to high refinancing volume as well as increased interest rate volatility in early 2021. However, our positioning among coupon segments enabled the fund to withstand headwinds to the broader sector. This was largely due to our investments in GNMA MBS that were supported by a strong technical backdrop and in floating rate collateralized mortgage obligations that outperformed when mortgage rates increased from historic lows.

How is the fund positioned?

As noted in our last report, the fund’s name changed to the T. Rowe Price U.S. Treasury Intermediate Index Fund on October 1, 2020, reflecting a shift in its management approach to more closely track the investment returns of the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index.

Through this shift, we seek to replicate the risk factors of the index in a more yield-efficient manner. To this end, we attempt to capitalize on market inefficiencies using structural portfolio positioning and modest tactical bets on inflation and interest rate changes. The fund’s portfolio managers, investment process, and investment objective remain the same, and we continue to believe that U.S. Treasuries play an important role in a thoughtful asset allocation approach.

Relative to the benchmark, the fund had a generally shorter duration during the second half of the period. Its weighted average effective duration increased modestly over the past 12 months and settled at the end of May 2021 at 5.9 years, which was in line with that of the benchmark. We periodically positioned the fund based on our projections for an overall rise in yields. Additionally, since the Fed routinely signaled its intent to keep short-term interest rates at ultra-low levels, we generally preferred to place tactical bets on yield curve steepening, driven by expected increases in longer-term Treasury yields.

We eventually unwound our shorter duration stance and steepening bias toward the end of the period as economic data began to fall shy of lofty estimates and inflation momentum indicators showed signs that inflation may be peaking. Further influencing our cautious take on long-term rates, hints that the Fed could be nearing formal discussions about tapering its asset purchases cast doubts on the central bank’s willingness to let growth and inflation run high. Given a lack of guidance from the Fed, we believe that heightened uncertainty surrounding its potential tapering timeline should reinforce a near-term cap on Treasury yields.

In accordance with the fund’s mandate, we invest at least 80% of its assets in conventional Treasury securities held in the index. Additionally, the fund is permitted to hold other securities backed by the U.S. government for diversification and additional return potential. Over the past 12 months, we maintained an out-of-benchmark allocation to GNMAs, consistent with our view that government-guaranteed mortgages—which offer risk premia over Treasuries—can provide a structural yield advantage for the fund.

Through its purchases of agency MBS, the Fed absorbed a significant share of GNMA supply, leading to narrow spreads versus U.S. government bonds. As a result of less attractive valuations in the sector, we trimmed the fund’s GNMA exposure in the early part of 2021. Currently, we believe that GNMA pricing levels do not fully reflect the risk of the Fed possibly concentrating its initial tapering in agency MBS—as opposed to a more balanced reduction between agency MBS and Treasuries. As we evaluate our positioning within GNMAs, we continue to carefully follow Fed policy and assess the potential implications on net supply and relative value in the sector.

In addition to GNMAs, the fund had a modest non-benchmark allocation to TIPS during the second half of the reporting period. We avoided TIPS earlier in the economic recovery, believing that deeply negative real yields would limit upside potential in break-even spreads, which are a market-based gauge of investors’ inflation expectations. Moreover, we felt that steady fiscal stimulus would ultimately be required to drive inflation expectations and actual consumer price measures higher.

As the reporting period progressed, momentum in cyclical sectors of the economy and a growing likelihood of more fiscal stimulus—following changes in the U.S. political landscape—increased our inflation forecasts, leading us to add TIPS to the portfolio. Our allocation to the sector was also guided by U.S. dollar weakness, rising commodity prices, and strengthening housing costs, which provided baseline support to consumer price indices.

Following a meaningful rally in break-even spreads, we now hold a more cautious outlook on the TIPS sector. With economic growth showing signs of decelerating, we see potential for a pullback in near-term TIPS break-even spreads that could be exaggerated by technical factors.

While we primarily invest in cash bonds, we also employ derivatives to adjust the fund’s sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period.

What is portfolio management’s outlook?

Economic data have fallen short of bullish estimates in recent months, partly reflecting supply chain problems and regional differences in unemployment benefits and back-to-school policies that have influenced labor force participation. Nevertheless, economic data remain positive on an absolute basis and, in our view, are consistent with an outlook for strong economic growth this year, albeit at a gradually slowing pace.

In our view, the manufacturing and housing sectors, which have buoyed the recovery since last spring, will likely moderate but should remain growth contributors in 2021. At the same time, we believe that the main driver of economic expansion will likely shift to the services sector, where further increases in activity and hiring are projected as gathering restrictions fade and school children return to in-person learning, allowing more parents and guardians to reenter the job market.

Against a backdrop of strong demand and ongoing supply chain disruptions that have elevated consumer prices, monetary policy risk has come to the forefront as a possible threat to the economic environment. While we see potential for policy missteps in response to inflation data, we ultimately feel that the Fed is likely to take a careful approach in winding down its ultra-accommodative monetary support, especially with the unemployment rate still far from its pre-pandemic level.

However, until the Fed offers more information about its tapering plans and investors’ uncertainty regarding the pace of growth and inflation later this year eases, we see scope for intermediate- and longer-term Treasury yields to stay largely range-bound. As always, we will continue to look for opportunities to make tactical adjustments based on incoming data and movements in Treasury yields.

U.S. TREASURY LONG-TERM INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide high income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Long-Term Index Fund returned -13.56% over the reporting period, matching the return of its benchmark, the Bloomberg Barclays U.S. Long Treasury Bond Index. However, the fund underperformed its Lipper peer group average, which includes U.S. Treasury funds with short- and intermediate-term orientations. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The U.S. economy rebounded from a deep recession at the onset of the coronavirus pandemic, enabling intermediate- and long-term Treasury rates to rise from depressed levels. In addition, the rapid development and distribution of coronavirus vaccines, provision of more fiscal stimulus, and consistently dovish messaging from the Federal Reserve (Fed) led market participants to upsize their expectations for economic growth and inflation, further supporting a sharp sell-off in long-dated Treasuries that hurt the fund’s absolute returns.

Within this environment, our interest rate management buoyed performance versus the benchmark. We occasionally positioned the fund’s duration—a key measure of its sensitivity to interest rate changes—based on our forecasts for higher interest rates, which generally added value as yields on intermediate-and long-maturity Treasuries trended upward. However, this contribution was mitigated somewhat toward the end of the period as yields pulled back from their recent highs, influencing our subsequent decision to adjust to a neutral duration stance. In addition, we periodically positioned the fund to reflect our forecasts for a steeper Treasury curve, which generally added value as short-term rates held steady while long-term yields surged higher.

Beginning in late 2020, we implemented a small, tactical allocation to Treasury inflation protected securities (TIPS) that benefited relative returns. Namely, encouraging economic data, higher commodity prices, and indications that Fed policy would remain accommodative for several more years helped fuel an extended streak of outperformance for TIPS compared with nominal Treasuries, as did higher-than-expected consumer prices late in the period.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) struggled during the period due to high refinancing volume as well as increased interest rate volatility in early 2021. However, our positioning among coupon segments enabled the fund to withstand headwinds to the broader sector. This was largely due to our investments in GNMA MBS that were supported by a strong technical backdrop, and in floating rate collateralized mortgage obligations that outperformed when mortgage rates increased from historic lows.

While we primarily invest in cash bonds, we also employ derivatives to adjust the fund’s sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period and modestly hindered absolute returns.

How is the fund positioned?

As noted in our last semiannual report, the fund’s name changed to the T. Rowe Price U.S. Treasury Long-Term Index Fund on October 1, 2020, reflecting a shift in its management approach to more closely track the investment returns of the Bloomberg Barclays U.S. Long Treasury Bond Index.

Through this shift, we seek to replicate the risk factors of the index in a more yield-efficient manner. To this end, we attempt to capitalize on market inefficiencies using structural portfolio positioning and modest tactical bets on inflation and interest rate changes. The fund’s portfolio managers and investment process remain the same, and we continue to believe that U.S. Treasuries play an important role in a thoughtful asset allocation approach.

Relative to the benchmark, the fund’s duration was generally neutral during the period. Its weighted average effective duration decreased modestly over the past 12 months and settled at the end of May 2021 at 18.8 years, which was marginally longer than that of the benchmark. We occasionally held a modestly shorter relative duration based on our projections for higher interest rates. Additionally, since the Fed routinely signaled its intent to keep short-term interest rates at ultra-low levels, we generally preferred to express our outlook through tactical bets on yield curve steepening, driven by expected increases in longer-term Treasury yields.

We eventually unwound our shorter duration stance and steepening bias toward the end of the period as economic data began to fall shy of lofty estimates and inflation momentum indicators showed signs that inflation may be peaking. Further influencing our cautious take on long-term rates, hints that the Fed could be nearing formal discussions about tapering its asset purchases cast doubts on the central bank’s willingness to let growth and inflation run high. Given a lack of guidance from the Fed, we believe that heightened uncertainty surrounding its potential tapering timeline should reinforce a near-term cap on Treasury yields.

In accordance with the fund’s mandate, we invest at least 80% of its assets in conventional Treasury securities held in the index. Additionally, the fund is permitted to hold other securities backed by the U.S. government for diversification and additional return potential. Over the past 12 months, we maintained an out-of-benchmark allocation to GNMAs, consistent with our view that government-guaranteed mortgages—which offer risk premia over Treasuries—can provide a structural yield advantage for the fund.

Through its purchases of agency MBS, the Fed absorbed a significant share of GNMA supply, leading to narrow spreads versus U.S. government bonds. As a result of less attractive valuations in the sector, we trimmed the fund’s GNMA exposure in the early part of 2021. Currently, we believe that GNMA pricing levels do not fully reflect the risk of the Fed possibly concentrating its initial tapering in agency MBS—as opposed to a more balanced reduction between agency MBS and Treasuries. As we evaluate our positioning within GNMAs, we continue to closely follow Fed policy and assess the potential implications on net supply and relative value in the sector.

In addition to GNMAs, the fund had a limited non-benchmark allocation to TIPS during the second half of the reporting period. We avoided TIPS earlier in the economic recovery, believing that deeply negative real yields would limit upside potential in break-even spreads, which are a market-based gauge of investors’ inflation expectations. Moreover, we felt that steady fiscal stimulus would ultimately be required to drive inflation expectations and actual consumer price measures higher.

As the reporting period progressed, momentum in cyclical sectors of the economy and a growing likelihood of more fiscal stimulus—following changes in the U.S. political landscape—increased our inflation forecasts, leading us to add TIPS to the portfolio. Our allocation to the sector was also guided by U.S. dollar weakness, rising commodity prices, and strengthening housing costs, which provided baseline support to consumer price indices.

Following a meaningful rally in break-even spreads, we now hold a more cautious outlook on the TIPS sector. With economic growth showing signs of decelerating, we see potential for a pullback in near-term TIPS break-even spreads that could be exaggerated by technical factors.

What is portfolio management’s outlook?

Economic data have fallen short of bullish estimates in recent months, partly reflecting supply chain problems and regional differences in unemployment benefits and back-to-school policies that have influenced labor force participation. Nevertheless, economic data remain positive on an absolute basis and, in our view, are consistent with an outlook for strong economic growth this year, albeit at a gradually slowing pace.

In our view, the manufacturing and housing sectors, which have buoyed the recovery since last spring, will likely moderate but should remain growth contributors in 2021. At the same time, we believe that the main driver of economic expansion will likely shift to the services sector, where further increases in activity and hiring are projected as gathering restrictions fade and school children return to in-person learning, allowing more parents and guardians to reenter the job market.

Against a backdrop of strong demand and ongoing supply chain disruptions that have elevated consumer prices, monetary policy risk has come to the forefront as a possible threat to the economic environment. While we see potential for policy missteps in response to inflation data, we ultimately feel that the Fed is likely to take a careful approach in winding down its ultra-accommodative monetary support, especially with the unemployment rate still far from its pre-pandemic level.

However, until the Fed offers more information about its tapering plans and investors’ uncertainty regarding the pace of growth and inflation later this year eases, we see scope for intermediate- and longer-term Treasury yields to stay largely range-bound. As always, we will continue to look for opportunities to make tactical adjustments based on incoming data and movements in Treasury yields.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

May 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

U.S. TREASURY DEBT 86.2%

	Par	$ Value
U.S. Treasury Bills, 0.005%, 7/27/21	100,000	99,999
U.S. Treasury Bills, 0.011%, 7/15/21	267,970	267,966
U.S. Treasury Bills, 0.012%, 7/8/21	249,800	249,795
U.S. Treasury Bills, 0.015%, 9/21/21	65,000	64,997
U.S. Treasury Bills, 0.02%, 9/14/21	100,000	99,994
U.S. Treasury Bills, 0.02%, 9/28/21	79,700	79,695
U.S. Treasury Bills, 0.024%, 11/26/21	95,300	95,289
U.S. Treasury Bills, 0.025%, 8/17/21	285,800	285,785
U.S. Treasury Bills, 0.025%, 8/24/21	179,220	179,210
U.S. Treasury Bills, 0.025%, 8/31/21	176,800	176,789
U.S. Treasury Bills, 0.025%, 9/7/21	150,000	149,990
U.S. Treasury Bills, 0.028%, 8/3/21	261,900	261,887
U.S. Treasury Bills, 0.028%, 8/26/21	123,900	123,894
U.S. Treasury Bills, 0.029%, 8/19/21	250,000	249,988
U.S. Treasury Bills, 0.033%, 8/12/21	310,000	309,980
U.S. Treasury Bills, 0.033%, 11/18/21	125,000	124,981
U.S. Treasury Bills, 0.035%, 10/7/21	55,650	55,643
U.S. Treasury Bills, 0.035%, 10/28/21	109,000	108,984
U.S. Treasury Bills, 0.039%, 10/14/21	126,770	126,751
U.S. Treasury Bills, 0.04%, 6/3/21	180,000	180,000
U.S. Treasury Bills, 0.04%, 6/17/21	162,500	162,497
U.S. Treasury Bills, 0.04%, 9/23/21	59,500	59,492
U.S. Treasury Bills, 0.04%, 9/30/21	90,000	89,988
U.S. Treasury Bills, 0.04%, 10/21/21	104,900	104,883
U.S. Treasury Bills, 0.046%, 7/1/21	499,800	499,787
U.S. Treasury Bills, 0.048%, 6/29/21	397,000	396,985
U.S. Treasury Bills, 0.05%, 7/6/21	200,000	199,990
U.S. Treasury Bills, 0.05%, 7/13/21	144,530	144,522
U.S. Treasury Bills, 0.05%, 7/20/21	275,500	275,481
U.S. Treasury Bills, 0.053%, 6/22/21	156,750	156,746
U.S. Treasury Bills, 0.053%, 7/29/21	277,800	277,773
U.S. Treasury Bills, 0.055%, 9/16/21	85,000	84,986
U.S. Treasury Bills, 0.059%, 9/2/21	90,000	89,986
U.S. Treasury Bills, 0.065%, 6/24/21	184,050	184,043
U.S. Treasury Bills, 0.067%, 6/10/21	303,400	303,395
U.S. Treasury Bills, 0.072%, 7/22/21	287,280	287,257
U.S. Treasury Bills, 0.093%, 6/1/21	276,805	276,805
U.S. Treasury Bills, 0.135%, 11/4/21	65,000	64,962
U.S. Treasury Bills, 0.037%, 11/12/21	121,400	121,379
U.S. Treasury Bills, 0.11%, 12/2/21	74,995	74,953
U.S. Treasury Bills, 0.11%, 12/30/21	21,396	21,382
U.S. Treasury Notes, 1.50%, 8/31/21	76,200	76,471
U.S. Treasury Notes, 2.125%, 12/31/21	32,774	33,155

U.S. Treasury Notes, 2.75%, 8/15/21	100,000	100,547
U.S. Treasury Notes, FRN, 3M UST + 0.034%, 0.054%, 4/30/23	94,000	94,004
U.S. Treasury Notes, FRN, 3M UST + 0.049%, 0.069%, 1/31/23	137,349	137,362
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.075%, 7/31/22	178,322	178,327
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.075%, 10/31/22	144,397	144,404
U.S. Treasury Notes, FRN, 3M UST + 0.114%, 0.134%, 4/30/22	344,812	345,005
U.S. Treasury Notes, FRN, 3M UST + 0.154%, 0.174%, 1/31/22	185,480	185,532
U.S. Treasury Notes, FRN, 3M UST + 0.22%, 0.24%, 7/31/21	150,500	150,506
U.S. Treasury Notes, FRN, 3M UST + 0.30%, 0.32%, 10/31/21	198,900	199,003
Total U.S. Treasury Debt (Cost $8,813,225)		**8,813,225**

U.S. TREASURY REPURCHASE AGREEMENT 15.4%(1)

Bank of America, Tri-Party, Dated 5/28/21, 0.01%, Delivery Value of $47,000,052 on 6/1/21, Collateralized by U.S. Government securities, 1.75% - 2.13%, 11/30/21 - 2/29/24, valued at $47,940,020	47,000	47,000
BNP Paribas, Tri-Party, Dated 5/28/21, 0.01%, Delivery Value of $109,000,121 on 6/1/21, Collateralized by U.S. Government securities, 0.13% - 4.75%, 12/31/21 - 8/15/42, valued at $111,180,001	109,000	109,000
BNY Mellon, Bilateral, Dated 5/28/21, 0.01%, Delivery Value of $194,000,216 on 6/1/21, Collateralized by U.S. Government securities, 0.13% - 2.25%, 12/31/22 - 2/15/27, valued at $197,880,046	194,000	194,000
Citigroup Global Markets, Tri-Party, Dated 5/28/21, 0.01%, Delivery Value of $146,000,162 on 6/1/21, Collateralized by U.S. Government securities, 0.13% - 6.63%, 10/15/24 - 6/30/27, valued at $148,920,051	146,000	146,000
Credit Agricole, Tri-Party, Dated 5/28/21, 0.01%, Delivery Value of $156,600,174 on 6/1/21, Collateralized by U.S. Government securities, 2.88%, 11/15/46, valued at $159,732,066	156,600	156,600
HSBC Securities, Tri-Party, Dated 5/28/21, 0.01%, Delivery Value of $156,000,173 on 6/1/21, Collateralized by U.S. Government securities, 0.25% - 5.25%, 2/15/22 - 11/15/46, valued at $159,120,035	156,000	156,000

The accompanying notes are an integral part of these financial statements.

May 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 5/31/21	5/31/20
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 4,491	$ 80,568
Net realized gain (loss)	(3)	57
Increase in net assets from operations	4,488	80,625
Distributions to shareholders		
Net earnings		
Investor Class	(591)	(62,008)
I Class	(165)	(17,343)
Z Class	(3,735)	(1,217)
Decrease in net assets from distributions	(4,491)	(80,568)
Capital share transactions[(1)]*		
Shares sold		
Investor Class	6,424,449	12,495,466
I Class	2,117,866	2,579,659
Z Class	20,166,509	4,925,137
Distributions reinvested		
Investor Class	531	60,703
I Class	164	17,098
Z Class	3,735	1,218
Shares redeemed		
Investor Class	(7,030,757)	(11,103,813)
I Class	(1,298,542)	(2,506,611)
Z Class	(20,620,533)	(1,687,908)
Increase (decrease) in net assets from capital share transactions	(236,578)	4,780,949
Net Assets		
Increase (decrease) during period	(236,581)	4,781,006
Beginning of period	10,466,541	5,685,535
End of period	**$ 10,229,960**	**$ 10,466,541**

*Capital share transactions at net asset value of $1.00 per share.

(1) Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc., Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has three classes of shares: the U.S. Treasury Money Fund (Investor Class), the U.S. Treasury Money Fund–I Class (I Class) and the U.S. Treasury Money Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance  In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On May 31, 2021, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements  The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates' approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

LIBOR  The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the recharacterization of distributions.

Distributions during the years ended May 31, 2021 and May 31, 2020, totaled $4,491,000 and $80,568,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.18% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Prior to April 1, 2021, the fund paid a management fee consisting of a group fee, which was computed daily and paid monthly. The group fee rate was calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for -assets in excess of $845 billion. At March 31, 2021, the effective annual group fee rate was 0.28%. In addition, through September 30, 2021, Price Associates had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.25% of the fund’s average daily net assets. Any fees previously waived under this agreement are not subject to reimbursement to Price Associates by the fund. This agreement was terminated by the fund’s Board based on the new management fee arrangement. Prior to April 1, 2021, the total management fees waived were $2,932,000 and allocated ratably in the amounts of $1,776,000 for the Investor Class, $466,000 for the I Class, and $690,000 for the Z Class, for the year ended May 31, 2021.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $1,826,000 remain subject to repayment by the fund at May 31, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended May 31, 2021, expenses waived/paid totaled $14,002,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2021, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $2,599,000 for T. Rowe Price Services, Inc.; and $666,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2021, the fund was charged $942,000 for shareholder servicing costs related to the college savings plans, of which $632,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2021, approximately 2% and 26% of the outstanding shares of the Investor Class and I Class, respectively, were held by the college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) have invested. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2021, the fund was allocated $103,000 of Spectrum Funds’ expenses. Of these amounts, $68,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2021, approximately 5% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2021, approximately 95% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of T. Rowe Price U.S. Treasury Money Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Treasury Money Fund (one of the funds constituting T. Rowe Price U.S. Treasury Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $24,000 from short-term capital gains.

For nonresident alien shareholders, $4,474,000 of income dividends are interest-related dividends.

For shareholders subject to interest expense deduction limitation under Section 163(j), $4,491,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract, including an amendment to the Advisory Contract that went into effect on April 1, 2021. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. At the time of the Meeting, under the Advisory Contract, the fund paid a fee to the Advisor for investment management services composed of a group fee rate that is based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels—and the fund pays its own expenses of operations. In addition, the fund had a contractual limitation in place whereby the Advisor had agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.25% of the fund’s average daily net assets. Any fees waived under this management fee waiver agreement are not subject to reimbursement to the Advisor by the fund. At the Meeting, the Board approved an amendment to the Advisory Contract, effective April 1, 2021, which eliminated the group fee component, terminated the management fee waiver arrangement, and now requires the fund to pay the Advisor a management fee of 0.18% based on the fund’s average daily net assets. Although the fund no longer has a group fee component to its management fee, the fund’s assets are still included in the calculation of the group fee rate because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. In addition, the fund’s shareholders also benefit from potential economies of scale through a decline in operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the new advisory fee structure is appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses and fee information for the fund that reflects the fund’s fee structure prior to the amendment that went into effect on April 1, 2021. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the third quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and third quintiles (Expense Group) and second and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract and the amendment to the Advisory Contract that went into effect on April 1, 2021. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1992 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chair of the Board, Director, and Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [190]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; and Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With U.S. Treasury Funds	Principal Occupation(s)

Colin T. Bando, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian J. Brennan, CFA (1964) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Maria H. Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephanie Angelique Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Geoffrey M. Hardin (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Keir R. Joyce, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Michael K. Sewell (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Temple, CFA (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,481,000 and $3,671,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2021